UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 3, 2017, Interpace Diagnostics Group, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agreement”) with Maxim Group LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to serve as the placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering of 375,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $6.75 per share and prefunded warrants to purchase 255,000 shares of Common Stock (the “Prefunded Warrants”) through the Placement Agent (the “Registered Direct Offering”).

Also on January 3, 2017, to effect the Registered Direct Offering, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue and sell the Shares and the Prefunded Warrants directly to the Purchasers.

The Company expects to receive aggregate net proceeds, after deducting Placement Agent fees and other estimated expenses related to the Registered Direct Offering, in the amount of approximately $3.7 million. The Company intends to use the net proceeds from this offering for working capital, repayment of indebtedness and general corporate purposes.

The closing of the Registered Direct Offering is expected to take place on January 6, 2017, subject to customary closing conditions.

The Shares and Prefunded Warrants are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207263) initially filed with the Securities and Exchange Commission (the “Commission”) on October 2, 2015 and declared effective on October 9, 2015. A prospectus supplement relating to the Registered Direct Offering will be filed with the Commission on or about January 5, 2017.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Under the Securities Purchase Agreement, the Company has agreed not to enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents until January 27, 2017. In addition, the Company has also agreed with the Purchasers that following the closing of the offering until January 27, 2017, the Company will not effect or enter into an agreement to effect a “Variable Rate Transaction” as defined in the Securities Purchase Agreement.

Pursuant to the Placement Agreement, the Company has agreed to pay the Placement Agent an aggregate cash placement fee equal to 8.0% of the gross proceeds in the offering. Subject to certain conditions, the Company has also agreed to reimburse the Placement Agent for reasonable travel and other out-of-pocket expenses in connection with the offering, including, but not limited to, legal fees in an amount not to exceed $30,000.

The Placement Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. The Company has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Placement Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities.

The Prefunded Warrants will have an exercise price of $0.01 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions of assets to the Company’s stockholders. Each Prefunded Warrant will be exercisable upon issuance (the “Initial Exercise Date”) and will survive until exercised in full. Subject to limited exceptions, a holder of Prefunded Warrants will not have the right to exercise any portion of its Prefunded Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

After the Initial Exercise Date, if and only if no effective registration statement registering, or no current prospectus is available for, the issuance of the shares of Common Stock underlying the Prefunded Warrants, the Purchasers may exercise the Prefunded Warrants by means of a “cashless exercise.”

The foregoing descriptions of the Placement Agreement, the Securities Purchase Agreement and the Prefunded Warrants are qualified in their entirety by reference to the full text of the Placement Agreement, the Form of Securities Purchase Agreement and the Form of Prefunded Warrant, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 4.1, respectively, and incorporated herein by reference in their entirety.

The representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in this Current Report on Form 8-K were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 7.01	Regulation FD Disclosure.

On January 3, 2017, the Company issued a press release announcing the Registered Direct Offering, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1	Form of Prepaid Common Stock Purchase Warrant

10.1	Placement Agency Agreement dated January 3, 2017

10.2	Form of Securities Purchase Agreement dated January 3, 2017

99.1	Press Release dated January 3, 2017

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: January 3, 2017	By: /s/ Jack E. Stover
Name: Jack E. Stover
Title: President and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Prepaid Common Stock Purchase Warrant

10.1	Placement Agency Agreement dated January 3, 2017

10.2	Form of Securities Purchase Agreement dated January 3, 2017

99.1	Press Release dated January 3, 2017